EXHIBIT 10.3






                        August 29, 1995


Alfacell Corporation
225 Belleville Ave.
Bloomfield, NJ 07003

Attn:  Kuslima Shogen

Dear Ms. Shogen:

This letter will confirm our agreement to extend the terms of the lease for
an additional one year period ending November 11, 1996.   The  monthly rent
during the lease term shall be $5,500.00.

Please indicate your agreement with the foregoing by executing and returning the enclosed copy of this letter.

                        Very truly yours,


                        /S/SANFORD SPECTOR
                        Sanford Spector
                        Plant Manager
                        National Starch & Chemical Co.




AGREED AND ACCEPTED
ALFACELL CORPORATION



/S/ KUSLIMA SHOGEN
Kuslima Shogen

AUGUST 30, 1995
     Date